485APOS

This submission is being made solely to obtain class (contract) identifiers for the following registered index-linked products (RILA) under MEMBERS Life Insurance Company:

MEMBERS Horizon Variable Annuity (file number 333-276342)
MEMBERS Zone Annuity (file number 333-276341)
TruStage ZoneChoice Annuity (file number 333-271753)

Any questions on this submission should be directed to Britney Schnathorst, Associate General Counsel at (608) 665-4184.